Exhibit 99.1

Orrstown Financial Services, Inc. and Codorus Valley Bancorp, Inc. Announce a Merger of Equals to Create a Premier Pennsylvania and Maryland Community Banking Franchise

SHIPPENSBURG, PA and YORK, PA, December 12, 2023 (GLOBE NEWSWIRE)—Orrstown Financial Services, Inc. (“Orrstown”) (NASDAQ: ORRF), the parent company of Orrstown Bank, and Codorus Valley Bancorp, Inc. (“Codorus Valley”) (NASDAQ: CVLY), the parent company of PeoplesBank, A Codorus Valley Company (“PeoplesBank”), today announced they have entered into a definitive agreement pursuant to which Codorus Valley will merge with and into Orrstown in an all-stock transaction valued at approximately $207.0 million, or $21.31 per share of Codorus Valley common stock, based on the $24.35 closing price of Orrstown common stock on December 11, 2023.

Transaction Highlights:

•	Merger of Equals transaction creating a premier Pennsylvania and Maryland community bank with approximately $5.2 billion in assets and a market capitalization of approximately $460 million

•	The combined company will have 51 branches serving attractive markets throughout a contiguous footprint in Central and Eastern Pennsylvania and the Greater Baltimore, Maryland area

•	Closely aligned corporate cultures and operating philosophies with a continued focus on, and presence in, our combined communities

•	Deep commitment to the community banking business model

•	Administrative headquarters located in Harrisburg, PA

•	Operations center located in York, PA

•	Charitable foundations will continue to maintain positive impact on the communities served by each bank for over 100 years

•	Strong pro forma profitability and enhanced trading liquidity create significant value for shareholders

•	Closing expected to occur in the third quarter of 2024

Thomas R. Quinn, Jr., Orrstown’s President and Chief Executive Officer, commented “Orrstown and Codorus Valley share a similar culture, vision and deep commitment to our communities. The partnership of our companies will significantly increase our size and scale, which we believe will not only drive profitability and shareholder value but also benefit our clients, employees and communities through broader product offerings, higher lending limits, an improved customer experience, and increased career opportunities. I am excited by the opportunity to work with Craig and his impressive team to build the premier community banking franchise in our Pennsylvania and Maryland markets.”

Craig L. Kauffman, President and Chief Executive Officer of Codorus Valley, commented “This union marks a significant milestone in our commitment to providing enhanced financial services to our valued clients. Together, we are poised to create a stronger, more resilient institution that will harness the synergies of our combined expertise and resources. This merger is a testament to our dedication to innovation, client satisfaction, community engagement and long-term growth in the dynamic landscape of the financial industry. I am excited at the opportunity to work with Tom and his team as we merge our organizations, both of which share similar cultures and dedication to our vision, mission and core values.”

Transaction Details

Under the terms of the definitive agreement, which was unanimously approved by the Boards of Directors of both companies, each outstanding share of Codorus Valley common stock will be exchanged for the right to receive 0.875 shares of Orrstown common stock. As a result of the transaction, Orrstown shareholders will own approximately 56% of the outstanding shares of the combined company and Codorus Valley shareholders will own approximately 44% of the outstanding shares of the combined company.

Name, Branding, Headquarters and Markets

The combined company will trade on the Nasdaq Global Select Market under the Orrstown ticker symbol “ORRF”. The combined company will operate under the “Orrstown Financial Services, Inc.” name, and the combined bank will operate under the “Orrstown Bank” name.

The administrative headquarters of the combined company will be located in Harrisburg, PA while the operations center will be located in York, PA.

The combined company will serve an attractive, contiguous footprint throughout Central and Eastern Pennsylvania and the Greater Baltimore, Maryland region and will remain committed to serving the communities that each bank has served for over a century.

Governance and Leadership

The combined company’s Board of Directors will consist of seven directors from Orrstown and six directors from Codorus Valley. Joel R. Zullinger, Chairman of Orrstown’s Board of Directors, will serve as Chairman of the Board of the combined company and the combined bank. J. Rodney Messick, Chairman of Codorus Valley’s Board of Directors, will serve as Vice-Chairman of the Board of the combined company and the combined bank.

Thomas R. Quinn, Jr., the current President and Chief Executive Officer of Orrstown, will serve as President and Chief Executive Officer of the combined company and the combined bank at closing.

Craig L. Kauffman, the current President and Chief Executive Officer of Codorus Valley, will serve as Executive Vice President and Chief Operating Officer of the combined company and the combined bank at closing.

Mr. Kauffman will be appointed President and Chief Executive Officer of the combined company and combined bank on or about June 1, 2025 upon Mr. Quinn’s retirement.

Neil Kalani, the current Chief Financial Officer (CFO) of Orrstown Financial Services, Inc. will continue to serve as CFO of the combined company and bank. The remainder of the executive team will be drawn from both Orrstown and Codorus Valley.

Timing and Approvals

The transaction is expected to close in the third quarter of 2024, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approvals from Orrstown and Codorus Valley shareholders.

Codorus Valley directors and executive officers have entered into agreements with Orrstown pursuant to which they have committed to vote their shares of Codorus Valley common stock in favor of the merger of Codorus Valley with and into Orrstown. Orrstown directors and executive officers have entered into agreements with Codorus Valley pursuant to which they have committed to vote their shares of Orrstown common stock in favor of the issuance of Orrstown shares to Codorus Valley shareholders in the merger.

For additional information about the proposed merger of Codorus Valley with and into Orrstown, shareholders are encouraged to carefully read the definitive agreement that will be filed with the Securities and Exchange Commission (“SEC”).

Advisors

Raymond James & Associates, Inc. acted as financial advisor to Orrstown and delivered a fairness opinion to the Board of Directors of Orrstown. Goodwin Procter LLP served as legal counsel to Orrstown.

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to Codorus Valley in the transaction and delivered a fairness opinion to the Board of Directors. Holland & Knight LLP served as legal counsel to Codorus Valley.

Investor Presentation Details

A presentation regarding the merger announcement will be filed with the SEC and made available at the SEC’s website, www.sec.gov, or by accessing Orrstown’s website at www.orrstown.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing Codorus Valley’s Investor Relations website at ir.peoplesbanknet.com.

For media inquiries or further information, please contact:

John Moss

VP, Director of Marketing and Client Experience, PeoplesBank

717-747-1520

jmoss@peoplesbanknet.com

Matthew Dyckman

EVP, General Counsel, Orrstown Bank

717-510-7262

mdyckman@orrstown.com

About Orrstown

Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. The Company’s lending area also includes adjacent counties in Pennsylvania and Maryland, as well as Loudon County, Virginia and Berkeley, Jefferson and Morgan Counties, West Virginia. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol “ORRF”.

About Codorus Valley

Codorus Valley Bancorp, Inc. is the largest independent financial services holding company headquartered in York, Pennsylvania. Codorus Valley primarily operates through its financial services subsidiary, PeoplesBank, A Codorus Valley Company. PeoplesBank offers a full range of consumer, business, wealth management, and mortgage services at financial centers located in communities throughout South Central Pennsylvania and Central Maryland. Codorus Valley Bancorp, Inc.’s Common Stock is listed on the NASDAQ Global Market under the symbol “CVLY”.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown and Codorus Valley.

Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s and Codorus Valley’s current expectations and assumptions regarding Orrstown’s and Codorus Valley’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown’s or Codorus Valley’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Orrstown and Codorus Valley; the outcome of any legal proceedings that may be instituted against Orrstown or Codorus Valley; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Orrstown and Codorus Valley to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown and Codorus Valley do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Orrstown and Codorus Valley successfully; the dilution caused by Orrstown’s issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Orrstown or Codorus Valley. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Orrstown and Codorus Valley disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown, Codorus Valley and factors which could affect the forward-looking statements contained herein can be found in Orrstown’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC, and in Codorus Valley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Orrstown, Codorus Valley or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, Orrstown intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Codorus Valley and Orrstown and a prospectus of Orrstown, which will be distributed to the shareholders of Codorus Valley and Orrstown in connection with their votes on the merger of Codorus Valley with and into Orrstown and the issuance of Orrstown common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents Orrstown and Codorus Valley have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Orrstown’s website at www.Orrstown.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing Codorus Valley’s website at ir.peoplesbanknet.com. In addition, documents filed with the SEC by Orrstown or Codorus Valley will be available free of charge by (1) writing Orrstown at 4750 Lindle Road, Harrisburg, PA 17111, Attention: Neil Kalani or (2) writing Codorus Valley at 105 Leader Heights Road, York, PA 17403, Attention: Daniel R. Stolzer.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Orrstown may be deemed to be participants in the solicitation of proxies from the shareholders of Orrstown in connection with the proposed transaction. Information about Orrstown’s directors and executive officers is included in the proxy statement for its 2023 annual meeting of Orrstown’s shareholders, which was filed with the SEC on March 31, 2023.

The directors, executive officers and certain other members of management and employees of Codorus Valley may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Codorus Valley. Information about the directors and executive officers of Codorus Valley is included in the proxy statement for its 2023 annual meeting of Codorus Valley shareholders, which was filed with the SEC on March 31, 2023.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.